UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO

SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 1, 2022

Alerus Financial Corporation

(Exact Name of Registrant as Specified in Charter)

Delaware	001-39036	45-0375407
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

401 Demers Avenue

Grand Forks, North Dakota 58201

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (701) 795-3200

N/A

(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock, $1.00 par value per share	ALRS	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b–2 of the Securities Exchange Act of 1934 (§ 240.12b–2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure.

On July 1, 2022, Alerus Financial Corporation, a Delaware corporation (the “Company”), completed its previously announced merger (the “Merger”) with MPB BHC, Inc., an Arizona corporation (“MPB”), pursuant to an Agreement and Plan of Merger, dated December 8, 2021, by and between the Company and MPB (the “Merger Agreement”). At the effective time of the Merger, each share of MPB common stock converted to the right to receive 0.74 shares of common stock of the Company. The foregoing description of the Merger and the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which was filed with the Securities and Exchange Commission (the “SEC”) as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed on December 9, 2021, which is incorporated by reference herein.

The Company issued a press release on July 1, 2022, in connection with the completion of the Merger. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

The information furnished pursuant to this Item and the related exhibits shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as may be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

(d)            Exhibits

2.1	Agreement and Plan of Merger by and between Alerus Financial Corporation and MPB BHC, Inc., dated December 8, 2021 (incorporated by reference to Exhibit 2.1 to Alerus Financial Corporation’s Form 8-K filed on December 9, 2021)*

99.1	Press Release, dated July 1, 2022

104	Cover Page Interactive Data File (embedded within the inline XBRL document)

* The Company has omitted schedules and similar attachments to the subject agreement pursuant to Item 601(b) of Regulation S-K. The Company will furnish a copy of any omitted schedule or similar attachment to the SEC upon request.

SignatureS

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 1, 2022	Alerus Financial Corporation

	By:	/s/ Katie A. Lorenson
	Name:	Katie A. Lorenson
	Title:	President and Chief Executive Officer